                                                                    EXHIBIT 99.1


                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I, Jean-Jacques Bienaime, Chairman, Chief Executive Officer and President of Genencor International, Inc. (the "Company"), certify that to my knowledge (i) the Annual Report for the Genencor International, Inc. Employee Retirement Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and the changes in net assets available for benefits of the Plan.


                                          By: /s/  Jean-Jacques Bienaime
                                              -------------------------------
                                          Chairman, Chief Executive Officer
                                          and President
                                          June 25, 2003




I, Raymond J. Land, the Senior Vice President and Chief Financial Officer of Genencor International, Inc. (the "Company"), certify that to my knowledge (i) the Annual Report for the Genencor International, Inc. Employee Retirement Investment Plan (the "Plan") on Form 11-K for the period ended December 31, 2002 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and (ii) the information contained in the Report fairly presents, in all material respects, the net assets available for benefits and the changes in net assets available for benefits of the Plan.


                                          By: /s/  Raymond J. Land
                                              -------------------------------
                                          Senior Vice President and
                                          Chief Financial Officer
                                          June 25, 2003



A signed original of this written statement required by Section 906 has been provided to Genencor International, Inc. and will be retained by Genencor International, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.







                                       15